UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2026

BIRCHTECH CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-33067	87-0398271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

(614) 505-6115

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCHT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Birchtech Corp. (the “Company”), held on July 23, 2026, the stockholders of the Company approved an amendment to the Company’s certificate of incorporation (the “Certificate of Incorporation”) to decrease the number of authorized shares of the Company’s common stock from 150,000,000 shares to 50,000,000 shares, as described in the Company’s proxy statement for the 2026 Annual Meeting filed with the Securities and Exchange Commission on June 24, 2026 (the “Charter Amendment”). The Charter Amendment was previously approved by the Company’s Board of Directors on June 4, 2026. No change to the authorized number of shares of preferred stock was proposed.

On July 27, 2026, the Company filed a certificate of amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect the Charter Amendment.

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As referenced in Item 5.03 of this Current Report on Form 8-K, the 2026 Annual Meeting was held on July 23, 2026. The final results for each of the matters submitted to a vote of stockholders at the 2026 Annual Meeting are as follows:

Proposal 1: The four nominees for election to the Board of Directors were elected to serve as directors of the Company until their successors are elected and qualified or the earlier of their resignation or removal, by the votes set forth in the table below:

Name	For	Withheld	Broker Non-Votes

Richard MacPherson	10,249,226	827,493	7,415,816
David M. Kaye	9,122,382	1,954,337	7,415,816
Troy Grant	9,114,871	1,961,848	7,415,816
Mitzi H. Coogler	9,738,927	1,337,792	7,415,816

Proposal 2: The Company’s stockholders approved the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2026, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Votes
18,265,582	133,347	93,606	-

Proposal 3: The Company’s stockholders approved, on an advisory non-binding basis, the compensation paid of the named executive officers, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Votes
10,386,147	507,413	183,159	7,415,816

Proposal 4: The Company’s stockholders approved a proposal to amend the Company’s certificate of incorporation to decrease the number of authorized shares of the Company’s common stock from 150,000,000 shares to 50,000,000 shares, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Votes
18,233,588	204,687	54,260	-

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment filed with the Secretary of State of the State of Delaware on July 27, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birchtech Corp.

Date: July 28, 2026	By:	/s/ Richard MacPherson
Richard MacPherson President and Chief Executive Officer

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